BLACKROCK LIQUIDITY FUNDS

T-Fund

(the “Fund”)

Supplement dated August 2, 2016 to the

Administration Shares

Cash Management Shares

Cash Reserve Shares

Dollar Shares

Institutional Shares

Plus Shares

Prospectuses of the Fund, dated

February 29, 2016

Effective on October 11, 2016, the deadline for purchases and redemptions in the Fund will be changed from 5:30 p.m. Eastern time to 5:00 p.m. Eastern time.

Consequently, effective October 11, 2016, the sections of the prospectuses entitled “Account Information—Purchase of Shares” and “Account Information—Redemption of Shares” are amended to delete the row of each table relating to the Fund in those sections in its entirety and replace it with the following:

Fund	Deadline (Eastern time)
T-Fund*	5:00 p.m.

Shareholders should retain this Supplement for future reference.

PRO-LIQ-T-0816SUP